UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

DECKERS OUTDOOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-22446	95-3015862
(Commission File Number)	(IRS Employer Identification No.)

250 Coromar Drive, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (805) 967-7611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 24, 2014, Deckers Outdoor Corporation (the “Company”) issued a press release announcing its financial results for the three month period ended March 31, 2014 (the “Transition Period”) and held a conference call regarding these financial results.  The Company also posted supplemental financial information relating to the Transition Period on its investor website at ir.deckers.com.  A copy of the press release is furnished hereto as Exhibit 99.1. A copy of the supplemental financial information relating to the Transition Period is furnished hereto as Exhibit 99.2.

The information in this Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 24, 2014, the Company announced that it has applied to list its common stock on the New York Stock Exchange (the “NYSE”) under the Company’s existing trading symbol “DECK”. The Company expects that its common stock will begin trading on the NYSE on May 5, 2014.

Also on April 24, 2014, the Company informed The NASDAQ Stock Market LLC (“NASDAQ”) that the Company intends (i) to transfer the listing of its common stock to the NYSE effective as of the open of the market on May 5, 2014, and (ii) that the Company’s common stock will cease trading on the NASDAQ Global Select Market effective as of the close of the market on May 2, 2014.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 24, 2014, the Company announced that Zohar Ziv will retire as Chief Operating Officer after nearly over 8 years with the Company. In order to facilitate a smooth transition, which is expected to be concluded by the end of the calendar year, Mr. Ziv will not retire until the Company has identified and named a successor. The Company has commenced a search for his successor.

Item 9.01 Exhibits.

(d) Exhibits. The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated April 24, 2014.
99.2	Supplemental financial information relating to the Transition Period

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Actual results may differ substantially from those expressed or implied in such forward-looking statements due to a number of factors. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions. These statements include, but are not limited to, information regarding the timing and progress of the transfer of the Company’s exchange listing from The NASDAQ Global Select Market to the NYSE and the search for a successor Chief Operating Officer.  These forward-looking statements are based on management's present expectations, estimates and projections, but involve risks and uncertainty. Please see the “Risk Factors” section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC, for a discussion of the most significant risks that may impact the Company. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2014	Deckers Outdoor Corporation

/s/ Thomas A. George
Thomas A. George, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 24, 2014.
99.2	Supplemental financial information relating to the Transition Period